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                                                                    Exhibit 10.4


                                TEAM MUCHO, INC.

                                VOTING AGREEMENT

     This Voting Agreement (the "Agreement") is made to be effective as of ________ __, 2000 (the "Effective Date"), among, ____________ ("______"),
___________ ("_______") and ______________ ("________"), each a shareholder of
TEAM America Corporation, an Ohio corporation ("TEAM" or the "Company"), (the "TEAM Shareholders") and _______________ ("________"), _____________
("_________") and ____________ ("________"), each a shareholder of Mucho.com,
Inc., a Nevada corporation ("Mucho"), (the "Mucho Shareholders"), and both the TEAM Shareholders and the Mucho Shareholders collectively referred to hereinafter as the "Shareholders."


                                    RECITALS
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     A. Whereas, concurrently with the Effective Date, TEAM and Mucho, shall consummate that certain Agreement and Plan of Merger, pursuant to which Mucho will become a wholly owned subsidiary of TEAM and former holders of shares of Mucho common and preferred stock shall become holders of TEAM common stock (the "Merger Agreement").

     B. Whereas, the Shareholders believe it to be in the best interest of the Company and its shareholders, to consummate the Merger Agreement.

     C. Whereas, pursuant to and in consideration of Sections 10.1(m) and 10.2(k) of the Merger Agreement and in order to establish parameters under which a healthy transition of control will occur for the Company under the terms and conditions set forth in this Agreement, the Shareholders desire to enter into a voting agreement with respect to the election of the Company's directors.


                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter contained, the parties hereto agree as follows:

     SECTION 1. VOTING AGREEMENT. During the term of this Agreement:

          (a) each of the Shareholders agrees to vote all of the shares of the Company's common stock, no par value (the "Common Stock") that he beneficially owns and has the right to vote as follows:

               (i) In favor of the proposed slate of four (4) directors nominated by the TEAM Shareholders, to be elected at any Meeting of Shareholders called for such purpose, to the Company's Board of Directors (the "TEAM Slate");


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               (ii) In favor of the proposed slate of four (4) directors
          nominated by the Mucho Shareholders, to be elected at any Meeting of Shareholders called for such purpose, to the Company's Board of Directors (the "Mucho Slate");

               (iii) In favor of the proposed director recommended by the collective agreement of the Mucho and Team Slates, to be elected at any Meeting of Shareholders called for such purpose, to the Company's Board of Directors; and

               (iv) In favor of the Nominating Committee's proposed slate of directors, following the initial election of directors pursuant to subsections (i)-(iii) of this Section 1(a), to be elected at any Meeting of Shareholders called for such purpose, to the Company's Board of Directors during the term of this Agreement.

     (b) Each of the Shareholders agrees that he will not:

          (i) Solicit proxies from the Company's shareholders in opposition to any recommendation of the Company's Board of Directors; and

          (ii) Initiate or participate in any group which proposes, without the support of the Company's Board of Directors, any change in the control of the Company, whether by tender offer, merger, proxy solicitation, or otherwise.

     SECTION 2. CHANGES IN THE COMMON STOCK. Each Shareholder agrees that any shares of Common Stock that the Shareholder purchases or that the Shareholder in any other manner otherwise acquires beneficial ownership including any common shares or other voting securities of the Company that are issued on, or in exchange for, any of the shares of the Common Stock held by the parties hereto by reason of any stock dividend, stock split, consolidation, or reclassification of shares of the Company, shall be subject to the terms of this Agreement.

     SECTION 3. EQUITABLE RELIEF AND ENFORCEABILITY. The parties hereto will be entitled to equitable relief, including injunction and specific performance in any court of competent jurisdiction in accordance with its terms, in the event of any breach of the provisions of this Agreement by any other party, in addition to all other remedies available to the Shareholders at law or in equity. The rights and remedies of parties hereto shall be cumulative and not exclusive.

     SECTION 4. WAIVER. The failure by any party to exercise or enforce any of the terms or conditions of this Agreement shall not constitute a waiver of that party's rights hereunder to enforce each and every term and condition of this Agreement.

     SECTION 5. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement among the parties thereto relating to the specific subject matter thereof. There are no terms, obligations, covenants, representations, statements, or conditions relating to the subject matter thereof other than those contained in this Agreement. No variation or modification of this Agreement or waiver orders of any of the terms or provisions hereof will be deemed valid unless in writing and signed by all of the parties hereto.

     SECTION 6. TERM. This Agreement shall terminate on ____________ __, 2004.


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     SECTION 7. NOTICES. All notices required or allowed to be given under this
Agreement shall be given to the other party at the address or facsimile number set forth below, or to such other address or facsimile number as either party may instruct the other party in writing, either by facsimile or by overnight delivery service and will be deemed to have been given when received by such other party at the address set forth in this Agreement.

     name
     address 1
     address 2

     name
     address 1
     address 2

     name
     address 1
     address 2

     name
     address 1
     address 2

     name
     address 1
     address 2

     name
     address 1
     address 2

     name
     address 1
     address 2

     name
     address 1
     address 2

     SECTION 8. BINDING OBLIGATION AND BENEFIT. The obligations stated in this Agreement shall be binding upon the Shareholders and their respective representatives, successors, and assigns, whether by operation of law or otherwise. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest any rights or remedies under or by reason of this Agreement.


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     SECTION 9. GOVERNING LAW. The validity, interpretation, and construction of this Agreement shall be governed by Ohio law, without reference to Ohio's choice of law rules.

     SECTION 10. SEVERABILITY. In case any one or more of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect for any reason, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof. It is the intention of the parties that if any provision is held to be invalid, illegal, or unenforceable, there shall be added in lieu thereof a valid and enforceable provision as similar in terms to such provision as is possible.

     SECTION 11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 12. INTERPRETATION. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties, and will not in any way affect the meaning or interpretation of this Agreement. In the event of any conflict between this Agreement or any other agreement between the Shareholders, this Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date set forth above.

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